              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                       [X]
Filed by a Party other than the Registrant    [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Preliminary Additional Materials
[ ]   Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.149-11(c) or Section 240.14

      Morgan Stanley Dean Witter Municipal Income Opportunities Trust III

      ---------------------------
      (Name of Registrant as Specified in its Charter)

      LouAnne D. McInnis
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement)

   Payment of Filing Fee (check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

4)   Proposed maximum aggregate value of transaction:

5)   Fee previously paid:

[] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                           MORGAN STANLEY DEAN WITTER
                    MUNICIPAL INCOME OPPORTUNITIES TRUST III

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 23, 2001


     The Annual Meeting of Shareholders of MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in the Career Development Room, Sixty-First Floor, Two World Trade Center, New York, New York 10048, on October 23, 2001 at 9:00 a.m., New York City time, for the following purposes:

         1. To elect three (3) Trustees to serve until the year 2004 Annual Meeting or, until their successors shall have been elected and qualified; and

         2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Shareholders of record as of the close of business on July 26, 2001 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.


                                                  BARRY FINK,
                                                   Secretary



August 15, 2001
New York, New York



--------------------------------------------------------------------------------
                                   IMPORTANT

    YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING
  FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED
  PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

                           MORGAN STANLEY DEAN WITTER
                    MUNICIPAL INCOME OPPORTUNITIES TRUST III

                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048


                              --------------------
                                 PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 23, 2001

     This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III ("OIC") (the "Trust"), for use at the Annual Meeting of Shareholders of the Trust to be held on October 23, 2001 (the "Meeting"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about August 17, 2001.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trust, execution and delivery of a later dated proxy to the Secretary of the Trust (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

     Shareholders of record ("Shareholders") of the Trust as of the close of business on July 26, 2001, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. On the Record Date there were 9,570,173 shares of beneficial interest of the Trust outstanding, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trust, or officers and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors" or the "Investment Advisor"), Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Morgan Stanley Services Company Inc. ("Morgan Stanley Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. In addition, the Trust may employ William F. Doring & Co. as proxy solicitor, the cost of which is not expected to exceed $3,000 and will be borne by the Trust.

     Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by touchtone telephone, Shareholders can call the toll-free number 1-800-690-6903. To vote by Internet, Shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to Shareholders whose shares are held in street name.

     In certain instances, William F. Doring & Co. and MSDW Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to the solicitation of a telephonic vote by William F. Doring & Co., additional expenses would include $7.00 per telephone vote transacted, $3.00 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers, which would be borne by the Trust.

                            (1) ELECTION OF TRUSTEES

     The number of Trustees has been fixed by the Trustees, pursuant to the Trust's Declaration of Trust, at nine. There are presently nine Trustees, three of whom (Michael Bozic, Charles A. Fiumefreddo and James F. Higgins) are standing for election at this Meeting to serve until the year 2004 Annual Meeting, in accordance with the Trust's Declaration of Trust, as amended.

     Six of the current nine Trustees (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The other three current Trustees, Charles A. Fiumefreddo, James F. Higgins and Philip J. Purcell, are "interested persons" (as that term is defined in the 1940 Act) of the Trust and Morgan Stanley Investment Advisors and thus, are not Independent Trustees. The nominees for election as Trustees of the Trust have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the Trustees have previously been elected by the Shareholders of the Trust.

     The nominees of the Board of Trustees for election as Trustee are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of these nominees: Michael Bozic, Charles A. Fiumefreddo and James F. Higgins. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend or, in the case of an Independent Trustee nominee, as the Independent Trustees of the Trust may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trust knows no reason why any of said nominees would be unable or unwilling to accept nomination or election. The election of the nominees listed above requires the approval of a majority of the shares of the Trust represented and entitled to vote at the Meeting.

     Pursuant to the provisions of the Trust's Declaration of Trust (Section 2.2, as amended), the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of the three classes will expire each year.

     The Board of Trustees previously has determined that any nominee for election as Trustee will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I-Messrs. Bozic, Fiumefreddo and Higgins; Class II-Messrs. Hedien, Johnson and Schroeder; and Class III-Messrs. Garn, Nugent and Purcell. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board, or any adjournment thereof. As a consequence of this method of election, the replacement of a majority of the Board could be delayed for up to two years. In accordance with the above, the Class I Trustees are standing for election at this Meeting and, if elected, will serve until the year 2004 Annual Meeting, or, in each case, until their successors shall have been elected and qualified.

     The following information regarding each of the nominees for election as Trustee, and each of the other members of the Board, includes his principal occupations and employment for at least the last five years, his age, shares of the Trust owned, if any, as of July 26, 2001 (shown in parentheses), positions with the Trust, and directorships or trusteeships in companies which file periodic reports with the Securities and Exchange Commission, including the 98 investment companies, including the Trust, for which Morgan Stanley Investment Advisors serves as investment manager or investment adviser (referred to herein as the "Morgan Stanley Funds") and the 2 investment companies, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003, for which Morgan Stanley Investment Advisors' wholly-owned subsidiary, Morgan Stanley Services, serves as manager and TCW Investment Management Company serves as investment adviser (referred to herein as the "TCW/DW Term Trusts").

     The nominees for Trustee to be elected at this Meeting are:

     MICHAEL BOZIC, Trustee since April 1994*; age 60; Retired; Director or Trustee of the Morgan Stanley Funds and the TCW/DW Term Trusts; formerly Vice Chairman of Kmart Corporation (December 1998-October 2000); formerly Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998); formerly President and Chief Executive Officer of Hills Department Stores (1991-1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Weirton Steel Corporation.

     CHARLES A. FIUMEFREDDO, Trustee since July 1991*; age 68; Chairman, Director or Trustee and Chief Executive Officer of the Morgan Stanley Funds and the TCW/DW Term Trusts; formerly Chairman, Chief Executive Officer and Director of Morgan Stanley Investment Advisors, Morgan Stanley Services and Morgan Stanley Distributors Inc. ("Morgan Stanley Distributors"), Executive Vice President and Director of Morgan Stanley DW, Chairman and Director of MSDW Trust and Director and/or officer of various Morgan Stanley Dean Witter & Co. ("Morgan Stanley") subsidiaries (until June 1998).

     JAMES F. HIGGINS, Trustee since June 2000*; age 53; Chairman of the Private Client Group of Morgan Stanley (since August 2000); Director of MSDW Trust and Dean Witter Realty Inc.; Director or Trustee of the Morgan Stanley Funds and the TCW/DW Term Trusts (since June 2000); previously President and Chief Operating Officer of the Private Client Group of Morgan Stanley (May 1999-August 2000), President and Chief Operating Officer of Individual Securities of Morgan Stanley (February 1997-May 1999), President and Chief Operating Officer of Dean Witter Securities of Morgan Stanley (1995-February 1997), and Director (1985-1997) of Morgan Stanley DW.

----------
*     This is the date the Trustee began serving the Morgan Stanley Funds
      Complex.

     The Trustees who are not standing for reelection at this Meeting are:

     EDWIN JACOB (JAKE) GARN, Trustee since January 1993*; age 68; Director or Trustee of the Morgan Stanley Funds and the TCW/DW Term Trusts; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation (chemical company); Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), United Space Allliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the Utah Regional Advisory Board of Pacific Corp.; member of the board of various civic and charitable organizations.

     WAYNE E. HEDIEN, Trustee since September 1997*; age 67; Retired; Director or Trustee of the Morgan Stanley Funds and the TCW/DW Term Trusts; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of the Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994); director of various other business and charitable organizations.

     MANUEL H. JOHNSON, Trustee since July 1991*; age 52; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Chairman of the Audit Committee and Director or Trustee of the Morgan Stanley Funds and the TCW/DW Term Trusts; Director of NVR, Inc. (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization for the Financial Accounting Standards Board); formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.

     MICHAEL E. NUGENT, Trustee since July 1991*; age 65; General Partner, Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Morgan Stanley Funds and the TCW/DW Term Trusts; Director of various investment companies managed by Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP (since July
2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation; director of various business organizations.

     PHILIP J. PURCELL, Trustee since April 1994*; age 57; Chairman of the Board of Directors and Chief Executive Officer of Morgan Stanley, Morgan Stanley DW and Novus Credit Services Inc.; Director of Morgan Stanley Distributors; Director or Trustee of the Morgan Stanley Funds and the TCW/DW Term Trusts; Director of American Airlines, Inc. and its parent company, AMR Corporation; Director and/or officer of various Morgan Stanley subsidiaries.

     JOHN L. SCHROEDER, Trustee since April 1994*; Age 71; Retired; Chairman of the Derivatives Committee and Director or Trustee of the Morgan Stanley Funds and the TCW/DW Term Trusts; Director of Citizens Communications Company (telecommunications company); formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company.

     The executive officers of the Trust other than shown above are: Mitchell M. Merin, President; Barry Fink, Vice President, Secretary and General Counsel; Ronald E. Robison, Vice President; Joseph J. McAlinden, Vice President; Robert
S. Giambrone, Vice President; James F. Willison, Vice President; and Thomas F. Caloia, Treasurer. In addition, Wayne Godlin, Katherine H. Stromberg, Joseph R. Arcieri, Gerard J. Lian and Julie Morrone serve as Vice Presidents and Marilyn
K. Cranney, Natasha Kassian, Todd Lebo, Lou Anne D. McInnis, Carsten Otto, Ruth Rossi and George Silfen, serve as Assistant Secretaries.


----------
* This is the date the Trustee began to serve the Morgan Stanley Funds complex.

     Mr. Merin is 47 years old and is currently President and Chief Operating Officer of Morgan Stanley Investment Management (since December 1998), President, Director (since April 1997) and Chief Executive Officer (since June
1998) of Morgan Stanley Investment Advisors and Morgan Stanley Services, Chairman, Chief Executive Officer and Director of Morgan Stanley Distributors (since June 1998), Chairman and Chief Executive Officer (since June 1998) and Director (since January 1998) of MSDW Trust, President of the Morgan Stanley Funds and the TCW/DW Term Trusts (since May 1999), Trustee of various Van Kampen investment companies (since December 1999) and Director of various other Morgan Stanley subsidiaries. Mr. Fink is 46 years old and is currently General Counsel (since May 2000) and Managing Director (since December 2000) of Morgan Stanley Investment Management; Managing Director (since December 2000), Secretary and General Counsel (since February 1997) and Director (since July 1998) of Morgan Stanley Investment Advisors and Morgan Stanley Services and Assistant Secretary of Morgan Stanley DW (since August 1996); he is also Vice President and Secretary of Morgan Stanley Distributors and Vice President, Secretary and General Counsel of the Morgan Stanley Funds and the TCW/DW Term Trusts (since February 1997). He was previously Senior Vice President, Assistant Secretary and Assistant General Counsel of Morgan Stanley Investment Advisors and Morgan Stanley Services. Mr. Robison is 62 years old and is currently Managing Director and Chief Administrative Officer (since September 1998) and Director (since February 1999) of Morgan Stanley Investment Advisors and Morgan Stanley Services; prior thereto he was a Managing Director of the TCW Group, Inc. Mr. McAlinden is 58 years old and is currently Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors and Morgan Stanley Services and Director of MSDW Trust. He was previously Senior Vice President of Morgan Stanley Investment Advisors. Mr. Giambrone is 46 years old and is currently Managing Director of Morgan Stanley Investment Advisors, Morgan Stanley Services, Morgan Stanley Distributors and MSDW Trust and Director of MSDW Trust. Mr. Willison is 57 years old and is currently Managing Director of Morgan Stanley Investment Advisors. Mr. Godlin is 40 years old and is currently Executive Director of Morgan Stanley Investment Advisors. Mr. Caloia is 55 years old and is currently First Vice President and Assistant Treasurer of Morgan Stanley Investment Advisors and Morgan Stanley Services. Ms. Stromberg is 53 years old and is currently Principal of Morgan Stanley Investment Advisors. Mr. Arcieri is 53 years old and is currently Principal of Morgan Stanley Investment Advisors. Mr. Lian is 46 years old and is currently Vice President of Morgan Stanley Investment Advisors. Ms. Morrone is 38 years old and is currently Vice President of Morgan Stanley Investment Advisors. Other than Mr. Robison, each of the above officers has been an employee of Morgan Stanley Investment Advisors or its affiliates for over five years.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

     The Board of Trustees consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 98 Morgan Stanley Funds, comprised of 130 portfolios. As of July 31, 2001, the Morgan Stanley Funds had total net assets of approximately $140 billion and more than six million shareholders.

     Six Trustees (67% of the total number) have no affiliation or business connection with Morgan Stanley Investment Advisors or any of its affiliated persons and do not own any stock or other securities issued by Morgan Stanley Investment Advisors' parent company, Morgan Stanley. These are the "disinterested" or "independent" Trustees.

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three of the Trustees, including two Independent Trustees, also serve as members of the Derivatives Committee and the Insurance Committee. The Trust does not have a nominating or compensation committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of such services; and reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. All of the members of the Audit Committee are independent as defined in the New York Stock Exchange Corporate Governance Standards for audit committees.

     The Board of the Trust has formed a Derivatives Committee to approve parameters for and monitor the activities of the Trust with respect to derivative investments, if any, made by the Trust. Finally, the Board of the Trust has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Trust.

     For the fiscal year ended March 31, 2001, the Board of Trustees of the Trust held 4 meetings, and the Audit Committee, the Independent Trustees, the Derivatives Committee and the Insurance Committee of the Trust held 8, 9, 5 and 1 meeting(s), respectively. No Trustee attended fewer than 75% of the meetings of the Board of Trustees, the Audit Committee, the Independent Trustees, the Derivatives Committee or the Insurance Committee held while he served in such positions.

AUDIT COMMITTEE REPORT

     The Board of Trustees has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee's responsibilities. A copy of the Audit Committee charter is attached to this Proxy Statement as Exhibit A.

     The Audit Committee has reviewed and discussed the financial statements of the Trust with management as well as with Deloitte & Touche LLP, the independent auditors for the Trust. In the course of its discussions, the Audit Committee also discussed with Deloitte & Touche LLP any relevant matters required to be discussed under Statement on Auditing Standards No. 61. Based on this review, the Audit Committee recommended to the Board of Trustees that the Trust's audited financial statements be included in the Trust's Annual Report to Shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required under Independence Standards Board No. 1 and has discussed with the independent auditors their independence.


                                              The Audit Committee

                                              Manuel H. Johnson (Chairman)
                                              Michael Bozic
                                              Edwin J. Garn
                                              Wayne E. Hedien
                                              Michael E. Nugent
                                              John L. Schroeder

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY FUNDS

     The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Funds.

SHARE OWNERSHIP BY TRUSTEES

     The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Morgan Stanley Funds complex on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of June 30, 2001, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Funds was approximately $50.6 million.

     As of the Record Date for this Meeting, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.

COMPENSATION OF INDEPENDENT TRUSTEES

     The Trust pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Trust pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Trust. The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees who are or have been employed by the Investment Advisor or an affiliated company receive no compensation or expense reimbursement from the Trust for their services as Trustee.

     The following table illustrates the compensation paid to the Trust's Independent Trustees by the Trust for the fiscal year ended March 31, 2001.

                              TRUST COMPENSATION

                                                                  AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                     FROM THE TRUST
---------------------------                                    ---------------
Michael Bozic .................................................     $1,550
Edwin J. Garn .................................................      1,600
Wayne E. Hedien ...............................................      1,600
Dr. Manuel H. Johnson .........................................      2,350
Michael E. Nugent .............................................      2,100
John L. Schroeder .............................................      2,050

     The following table illustrates the compensation paid to the Trust's Independent Trustees for the calendar year ended December 31, 2000 for services to the 97 Morgan Stanley Funds that were in operation at December 31, 2000.

                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS

                                                                TOTAL CASH
                                                               COMPENSATION
                                                              FOR SERVICES TO
                                                                 97 MORGAN
NAME OF INDEPENDENT TRUSTEE                                    STANLEY FUNDS
---------------------------                                  ----------------
Michael Bozic .................................................  $146,917
Edwin J. Garn .................................................   151,717
Wayne E. Hedien ...............................................   151,567
Dr. Manuel H. Johnson .........................................   223,655
Michael E. Nugent .............................................   199,759
John L. Schroeder .............................................   194,809

     As of the date of this Proxy Statement, 53 of the Morgan Stanley Funds, including the Trust, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Trust. Such benefits are not secured or funded by the Adopting Funds.

-------------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive.

     The following table illustrates the retirement benefits accrued to the Trust's Independent Trustees by the Trust for the fiscal year ended March 31, 2001 and by the 53 Morgan Stanley Funds (including the Trust) for the calendar year ended December 31, 2000, and the estimated retirement benefits for the Trust's Independent Trustees, to commence upon their retirement, from the Trust as of March 31, 2001 and from the 53 Morgan Stanley Funds as of December 31, 2000.

        RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY FUNDS

                                       FOR ALL ADOPTING FUNDS
                                  ---------------------------------                             ESTIMATED ANNUAL
                                     ESTIMATED                        RETIREMENT  BENEFITS         BENEFITS
                                      CREDITED                         ACCRUED AS EXPENSES       UPON RETIREMENT(1)
                                       YEARS           ESTIMATED      ---------------------   --------------------
                                   OF SERVICE AT     PERCENTAGE OF    -----------  BY ALL       FROM      FROM ALL
                                     RETIREMENT         ELIGIBLE       BY THE     ADOPTING       THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE         (MAXIMUM 10)      COMPENSATION      TRUST       FUNDS       TRUST      FUNDS
-------------------------------   ---------------   ---------------   --------   ----------   --------   ---------
Michael Bozic .................          10               60.44%       $  371     $20,001      $  967     $52,885
Edwin J. Garn .................          10               60.44           539      29,348         961      52,817
Wayne E. Hedien ...............           9               51.37           699      37,886         822      44,952
Dr. Manuel H. Johnson .........          10               60.44           381      21,187       1,420      77,817
Michael E. Nugent .............          10               60.44           647      36,202       1,269      69,506
John L. Schroeder .............           8               50.37         1,225      65,337         972      53,677

-------------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 9.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION FOR EACH OF THE TRUSTEES NOMINATED FOR ELECTION.

INVESTMENT ADVISOR

     Morgan Stanley Investment Advisors Inc. is the Trust's investment advisor pursuant to an investment advisory agreement. Morgan Stanley Investment Advisors maintains its offices at Two World Trade Center, New York, New York 10048. Morgan Stanley Investment Advisors, formerly known as Morgan Stanley Dean Witter Advisors Inc., adopted its current name on June 18, 2001. Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services.

     The Principal Executive Officer and Directors of Morgan Stanley Investment Advisors are Mitchell M. Merin, President and Chief Executive Officer, Ronald E. Robison, Managing Director and Chief Administrative Officer and Barry Fink, Managing Director, Secretary and General Counsel. The principal occupations of Messrs. Merin, Robison and Fink are described above under the section "Election of Trustees." The business address of the Executive Officer and other Directors is Two World Trade Center, New York, New York 10048.

     Morgan Stanley Investment Advisors' wholly-owned subsidiary, Morgan Stanley Services, pursuant to an Administration Agreement, serves as the Administrator of the Trust. Morgan Stanley Investment Advisors and Morgan Stanley Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The address of Morgan Stanley Services is that of Morgan Stanley Investment Advisors set forth above.

     Morgan Stanley has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against Morgan Stanley involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

                       FEES PAID TO INDEPENDENT AUDITORS

AUDIT FEES PAID BY THE TRUST

     The fees for professional services rendered by Deloitte & Touche LLP in connection with the annual audit and review of financial statements of the Trust for its fiscal year ended March 31, 2001 were $25,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no professional services rendered by Deloitte & Touche LLP to the Trust, the investment advisor, or affiliated entities that provide services to the Trust during its most recent fiscal year ended, relating to financial information systems design and implementation.

ALL OTHER FEES

     The aggregate fees for professional services rendered by Deloitte & Touche LLP for other non-audit services provided to the Trust, the investment advisor and to affiliated entities that provided services to the Trust amounted to $10.6 million, which fees related to services such as tax and regulatory consultation, tax return preparation, agreed upon procedures, compliance and improving business and operational processes.

     The Audit Committee of the Trust considered whether Deloitte & Touche LLP's provision of non-audit services is compatible with maintaining their independence.

                            ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders must be received no later than April 23, 2002, for inclusion in the proxy statement for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                            REPORTS TO SHAREHOLDERS

     THE TRUST'S MOST RECENT ANNUAL REPORT, FOR ITS FISCAL YEAR ENDED MARCH 31, 2001, HAS BEEN PREVIOUSLY SENT TO SHAREHOLDERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM NINA WESSEL AT MORGAN STANLEY DEAN WITTER TRUST FSB, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, 2ND FLOOR, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS), (TOLL-FREE).

                          INTEREST OF CERTAIN PERSONS

     Morgan Stanley, Morgan Stanley Investment Advisors, Morgan Stanley DW, Morgan Stanley Services and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trust, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Trust, and certain of those individuals are compensated for performing services relating to the Trust and may also own shares of Morgan Stanley. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                OTHER BUSINESS

     The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is intended that the persons named in the attached form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.




                       By Order of the Board of Trustees
                                   BARRY FINK
                                   Secretary

                                                                      APPENDIX A


                                 CHARTER OF THE
                                 AUDIT COMMITTEE
                                     OF THE
                              MORGAN STANLEY FUNDS

     The Board of Directors/Trustees (the "Board") of each fund advised or managed by Morgan Stanley Investment Advisors Inc. or Morgan Stanley Services Company Inc. (each, a "Fund," collectively, the "Funds") has adopted and approved this charter for the audit committee of each Fund (the "Audit Committee").

1.   Structure and Membership Requirements:

     1.01 The Audit Committee shall consist of at least three "independent" directors/trustees. "Independent" shall have the meaning ascribed to it in New York Stock Exchange Listed Company Standard 303.01(2) and
            (3).

     1.02 Each member of the Audit Committee shall not be an "interested person" of the Funds, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

     1.03 Each member of the Audit Committee shall be "financially literate," as such term is interpreted by the Fund's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

     1.04 At least one member of the Audit Committee must have accounting or related financial management expertise, as such qualification is interpreted by the Fund's Board in its business judgment.

2.   Meetings:

     2.01   The Audit Committee shall meet at least twice each calendar year.

3.   Duties and Powers:

     3.01 Each Fund's outside auditor is ultimately accountable to the Audit Committee and to the Board. The Audit Committee, subject to the Board's approval and oversight, has the authority and responsibility, to select, evaluate and, where appropriate, replace the outside auditor. To the extent required by law, this includes nominating the selected outside auditor to be considered for approval or ratification by shareholders at their next annual meeting.

     3.02 The Audit Committee shall approve the scope of professional services to be provided to the Funds by the outside auditor.

     3.03 The Audit Committee shall review with the outside auditor the audit plan and results of the auditing engagement.

     3.04 The Audit Committee shall review the independence of the outside auditor, including:

            (a) ensuring that the outside auditor submits to the Audit Committee, at least annually, a letter delineating all relationships between the auditor and the Funds;

            (b) engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor; and

            (c) recommending the Board take action in response to the outside auditor's report of any of the relationships discussed in (b) above, to the extent necessary and appropriate for the Audit Committee to satisfy itself of the outside auditor's independence.

     3.05 The Audit Committee shall oversee any other aspects of the Funds' audit process as it deems necessary and appropriate.

     3.06 The Audit Committee is empowered to review the Funds' system of internal controls.

     3.07 The Audit Committee shall have the resources and authority as it deems appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

4.   Review of Charter:

     4.01 The Audit Committee shall review and assess the adequacy of this charter annually.

     4.02 Any changes to the charter must be recommended by the Audit Committee and approved by the Board.

                          MORGAN STANLEY DEAN WITTER
                    MUNICIPAL INCOME OPPORTUNITIES TRUST III

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Dean Witter Municipal Income Opportunities Trust III on October 23, 2001, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Meeting dated August 15, 2001 as follows:




                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

PLEASE MARK VOTES IN THE EXAMPLE USING BLACK OR BLUE INK [X]


AS TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)
TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903
TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or
                                                   WWW.PROXYVOTE.COM


                                                                      FOR ALL
                                              FOR       WITHHOLD      EXCEPT
1. Election of three (3) Trustees:            [ ]         [ ]           [ ]

   01. Michael Bozic,  02. Charles A. Fiumefreddo,

   03. James F. Higgins


   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


Please make sure to sign and date this Proxy using black or blue ink.


Date
     --------------------------------------------

-------------------------------------------------

-------------------------------------------------
      Shareholder sign in the box above

-------------------------------------------------

-------------------------------------------------
     Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------
            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES


                           MORGAN STANLEY DEAN WITTER
                    MUNICIPAL INCOME OPPORTUNITIES TRUST III

--------------------------------------------------------------------------------
                                    IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORGAN STANLEY FUNDS
-------------------------------------------------------------------------------

     OFFERS TWO NEW WAYS TO VOTE YOUR PROXY
     24 HOURS A DAY, 7 DAYS A WEEK

     You can now vote your proxy in a matter of minutes with the ease and convenience of the Internet or the telephone. You may still vote by mail. But remember, if you are voting by Internet or telephone, do not mail the proxy.

     TO VOTE BY INTERNET:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Go to the "Proxy Voting" link on www.msdwt.com or to website www.proxyvote.com.
     3. Enter the 12-digit Control Number found on your Proxy Card.
     4. Follow the simple instructions.

     TO VOTE BY TELEPHONE:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Call toll-free 1-800-690-6903.
     3. Enter the 12-digit Control Number found on your Proxy Card.
     4. Follow the simple recorded instructions.

                                                  Your Proxy Vote is Important!
                                           Thank You for Submitting Your Proxy.

-------------------------------------------------------------------------------